SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    [X]                                                                 Filed by a Party other than the Registrant    [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

September 9, 2016

Dear Contract Owner:

Attached is a Proxy Statement that contains an important proposal (the “Proposal”) with respect to the Technology Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”). The Fund serves as an investment option under variable life insurance or variable annuity contracts (the “Contracts”) issued by Pacific Life Insurance Company or Pacific Life & Annuity Company (together “Pacific Life”). The Proposal does not seek to change the benefits or provisions of your Contract. As a Contract Owner with a beneficial interest in the Fund as of August 12, 2016 (“the Record Date”), you are entitled to vote on the Proposal.

The Board of Trustees of the Trust (the “Trust Board”) as well as management of Pacific Life, recommend that you vote “FOR” the Proposal. A summary of the Trust Board’s considerations in approving the Proposal, as well as other important information, is provided in the Proxy Statement. Please read the Proxy Statement and consider it carefully before casting your voting instruction.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James T. Morris	Mary Ann Brown
President, Chairman & Chief Executive Officer	Executive Vice President
Pacific Life Insurance Company and	Pacific Life Insurance Company and
Pacific Life & Annuity Company	Pacific Life & Annuity Company

Notice of Special Meeting of Shareholders

Of the Technology Portfolio of Pacific Select Fund

Scheduled for October 28, 2016

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders of the Technology Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”) is scheduled for October 28, 2016 at 8:30 a.m., at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California, 92660. You are cordially invited to attend the Meeting.

The Meeting is being held to act on the following proposal (“Proposal”) with respect to the Fund, as further described in the enclosed Proxy Statement:

1.	To change the classification of the Technology Portfolio from a “diversified” company to a “non-diversified” company.

2.	To transact such other business that may properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on August 12, 2016 (“Record Date”) are entitled to notice of, and to vote at, the Meeting, including any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts (“Contract Owners”) having a beneficial interest in the Fund on the Record Date are entitled to vote as though they were direct shareholders of the Fund.

Please read the enclosed Proxy Statement carefully for information about the Proposal to be considered at the Meeting.

Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. You may vote by mail by completing, signing, and returning the enclosed voting instruction. If you vote by mail, your voting instruction must be received at the address shown on the enclosed postage paid envelope to be counted. We encourage you to vote telephonically by calling (888) 227-9349 or via the Internet by logging onto www.proxyonline.com and following the online instructions. Whether voting by mail, telephone or Internet, voting instructions must be received by 6:00 a.m. Eastern Time on October 28, 2016 to be counted.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal.

Please respond — your vote is important.

By Order of the Board of Trustees

Jane M. Guon,

Secretary

Pacific Select Fund

September 9, 2016

PROXY STATEMENT

SEPTEMBER 9, 2016

TABLE OF CONTENTS

I.	INTRODUCTION	2

II.	BACKGROUND	2

III.	PROPOSAL TO CHANGE THE CLASSIFICATION OF THE TECHNOLOGY PORTFOLIO FROM A “DIVERSIFIED” COMPANY TO A “NON-DIVERSIFIED” COMPANY	2

IV.	OTHER BUSINESS	4

V.	GENERAL INFORMATION	4

PACIFIC SELECT FUND

PROXY STATEMENT FOR SPECIAL MEETING OF

SHAREHOLDERS OF THE TECHNOLOGY PORTFOLIO

TO BE HELD ON OCTOBER 28, 2016

I.	INTRODUCTION

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Pacific Select Fund (“Trust”), on behalf of the Technology Portfolio (the “Fund”), a series of the Trust, to be voted at a special meeting of shareholders of the Fund to be held on October 28, 2016 (“Meeting”). Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A”) are the sole shareholders of the Fund entitled to vote. However, those voting rights are being passed on to you as an owner of a variable life insurance policy or variable annuity contract (each a “Contract Owner”) issued by PLIC and PL&A, allowing you to provide voting instructions that will be followed when votes are cast by PLIC and PL&A at the Meeting. This Proxy Statement is first being mailed to shareholders on or about September 9, 2016.

Summary of Proposal

Shareholders are being asked to vote on a proposal (the “Proposal”) to change the classification of the Fund from a “diversified” company (fund) to a “non-diversified” company (fund) as further described in this Proxy Statement.

The Board of Trustees unanimously recommends that you vote “FOR” the Proposal.

II.	BACKGROUND

Upon the recommendation of the adviser to the Trust, Pacific Life Fund Advisors LLC (the “Adviser”), the Trust’s Board considered and approved a change in the classification of the Fund to non-diversified, subject to shareholder approval, and authorized sending a proxy statement to shareholders of the Fund to solicit approval of the Proposal.

III.	PROPOSAL TO CHANGE THE CLASSIFICATION OF THE TECHNOLOGY PORTFOLIO FROM A “DIVERSIFIED” COMPANY TO A “NON-DIVERSIFIED” COMPANY.

What are shareholders being asked to approve?

Shareholders are being asked to approve a change in the Fund’s classification from a “diversified” company to a “non-diversified” company (also called a “diversified fund” and “non-diversified fund”).

Why are shareholders being asked to approve this change?

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy and classification from a diversified fund to a non-diversified fund.

What is a “diversified” fund”?

A fund which is classified as a diversified fund must, under the 1940 Act, meet the following standard: a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer.

The Fund is currently classified as a “diversified” fund.

What is a “non-diversified fund”?

A non-diversified fund is a fund that is not required to meet the standard of a diversified fund, described above. A non-diversified fund may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified.

What is the reason for the Proposal?

At its June 23, 2016 meeting, the Board approved replacing the current sub-adviser of the Fund with a new sub-adviser (the “Sub-adviser”), effective November 1, 2016. In managing the Fund, the Adviser would like the Sub-adviser to use an investment strategy that is similar to the strategies the Sub-adviser has used in other funds and accounts over the past years, which would not meet the diversification standard described above. Changing the Fund’s classification from diversified to non-diversified would enable the Fund to take larger positions in a smaller number of issuers, which would give the Sub-adviser more flexibility to manage the Fund in accordance with its established technology strategy. Accordingly, in connection with the Adviser’s recommendation that the Sub-adviser assume portfolio management of the Fund, the Adviser also recommended, and the Board approved, a change in the Fund’s classification from diversified to non-diversified, subject to shareholder approval.

Would the Proposal result in any changes to how the Fund is managed?

Yes; changing to a non-diversified fund would mean the Fund would be able to invest a greater percentage of its assets in the securities of a single issuer or in a fewer number of issuers than a fund that is classified as diversified.

The Adviser believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, the Sub-adviser’s investment decisions may not be successful, and if a security or an issuer fails to produce the expected results, the negative impact to the Fund would be greater than if the Fund were diversified. Being classified as non-diversified may increase the Fund’s price volatility and the risk that its value could go down because of the poor performance of a single investment or that a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

If the Fund’s shareholders approve this Proposal, the Sub-adviser is expected to operate the Fund as non-diversified. However, the Sub-adviser may not always operate the Fund as non-diversified, depending on its assessment of the investment opportunities available to the Fund. The Sub-adviser will reserve freedom of action to operate the Fund as non-diversified or diversified as it deems to be in the Fund’s and shareholders’ best interests. If the Sub-adviser does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to operate the Fund as non-diversified. Regardless of any change in the Fund’s diversification status under the 1940 Act, the Fund intends to comply with the diversification rules under Section 817(h) of the Internal Revenue Code of 1986, which apply to mutual funds or partnerships underlying variable contracts.

What were the Board’s considerations?

In approving the change to the Fund’s classification from diversified to non-diversified, the Board considered several factors, including but not limited to the following: (a) the Adviser’s desire that the Fund be managed in a similar manner to other funds and accounts currently managed by the Sub-adviser; (b) changing the Fund’s classification from diversified to non-diversified would enable the Fund to take larger positions in a smaller number of issuers, which would give the Sub-adviser more flexibility to manage the Fund in accordance with its established technology strategy but may also lead to increased volatility; (c) that there would be increased risk that poor performance of a single investment or a fewer number of investments will have a greater impact on the

Fund than if it were diversified; (d) the Adviser believes that the proposal is in the best interests of the Fund and its shareholders.

What if shareholders do not approve the Proposal?

If Shareholders do not approve the Proposal, the Fund will continue to operate as a “diversified” fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR this Proposal.

IV.	OTHER BUSINESS

The Board of Trustees does not know of any other matters to be presented at the Meeting other than the Proposal set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the person(s) named in the accompanying proxy.

V.	GENERAL INFORMATION

How are proxies being solicited?

The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, Internet or in person. AST Fund Solutions has been retained to assist with voting instruction activities (including assembly and mailing of materials to Contract Owners and tallying the votes).

Who is bearing the costs associated with the Meeting?

Costs and expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Fund. AST Fund Solutions is expected to be paid approximately $30,000 by the Fund for printing and mailing proxy materials and tabulating votes. Additional costs include, but are not limited to, filing fees, legal fees, and if necessary, proxy solicitation fees, which are estimated to be approximately $35,000.

Who has a right to vote at the Meeting?

Holders of shares of the Fund at the close of business on August 12, 2016 (the “Record Date”) are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. PLIC and PL&A are the sole shareholders of the Fund entitled to vote. PLIC and PL&A hold shares of the Fund in their respective “Separate Accounts” which are investment accounts established specifically to support obligations of the Contracts. The assets and liabilities of the Separate Accounts are segregated from PLIC’s and PL&A’s general account assets and liabilities. PLIC’s and PL&A’s voting rights are being passed on to you as a Contract Owner, allowing you to provide voting instructions that will be followed when votes are cast by PLIC and PL&A at the Meeting. The number of shares for which such instruction may be given for purposes of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

How can you vote?

Contract Owners may vote by mail, telephone, internet or in person at the Meeting. To attend the Meeting in person, you will be required to provide proof of ownership of an interest in the Fund and a valid form of identification, such as a driver’s license, passport or other government-issued ID. Voting instructions, whether voting by mail, telephone or internet, must be received by 6:00 a.m. Eastern Time on the Meeting Date or properly submitted in person at the Meeting. If you vote by mail, the voting instruction proxy card must be properly executed and signed by all Contract Owners of record and received at the address shown on the enclosed postage paid envelope.

Contract Owners may revoke a previously submitted voting instruction proxy card at any time prior to its use by providing PLIC or PL&A, as applicable, with a written revocation or duly executed voting instruction proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given.

How will PLIC and PL&A vote at the Meeting?

(i)	If you provide voting instructions timely, (on a properly executed proxy card if you are voting by mail), PLIC and PL&A will vote your shares in accordance with your voting instructions.

(ii)	If you provide a properly executed proxy card timely, but it does not include voting instructions, PLIC and PL&A will vote your shares FOR the Proposal.

(iii)	If you provide voting instructions timely to ABSTAIN, the instruction will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting and PLIC and PL&A will vote your shares AGAINST the Proposal.

(iv)	If you do not provide voting instructions timely (and have not provided a properly executed proxy card), PLIC and PL&A will vote your shares in the same proportion as all other shareholders in the same Separate Account have voted.

(v)	If no Contract Owners of a Separate Account provide timely voting instructions (or properly executed proxy card), PLIC and PL&A will vote all shares held by such Separate Account in the same proportion as votes cast by all of its respective other Separate Accounts in the aggregate.

(vi)	If PLIC or PL&A hold shares of the Fund in their own respective general accounts, such shares will be voted proportionally in the same manner as all of its respective Separate Accounts vote in the aggregate.

As a result of the proportional voting described in paragraphs (iv) through (vi) above, a small number of Contract Owners may determine the outcome of the vote.

As of the close of business on the Record Date, there were 17,542,099.97 Class I shares of the Fund outstanding and 1,836.95 Class P shares of the Fund outstanding. PLIC held all of the outstanding Class P shares for its General Account. Therefore, this proxy statement has been sent only to Class I shareholders (Contract Owners with a beneficial interest in the Fund). As of the Record Date, PLIC (for its General Account and its Separate Accounts) and PL&A (for its Separate Accounts) owned 16,887,883.94 and 656,052.98 Fund shares, respectively, which represents approximately 96.26% and 3.74% of the Fund’s outstanding shares, respectively. To the knowledge of the Trust, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund.

PLIC is a Nebraska corporation; PL&A is an Arizona corporation. Their principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

What constitutes a quorum and what is the required vote for the Proposal?

Quorum

A quorum must be present at the Meeting for action to be taken on the Proposal. Except as otherwise provided by law, the holders of 50% of the outstanding shares of each Fund or class, as applicable, present in person or by proxy shall constitute a quorum for the transaction of any business at any meeting of shareholders. Shares held by shareholders present in person or represented by proxy at the meeting (including PLIC and PL&A) will be counted for the purpose of determining the presence of a quorum. If a quorum is not present for the purpose of any vote that may properly come before the Meeting, the shareholders present in person or by proxy and entitled to vote at the Meeting on such matter may by affirmative vote of a majority of the shares present entitled to vote on such matter adjourn the Meeting from time to time to be held at the same place without further notice than by announcement to be given at the Meeting until a quorum entitled to vote on such matter is present, whereupon any such matter may be voted upon at the Meeting as though held when originally convened. Since PLIC and PL&A are the owners of record of all of the outstanding shares of the Fund, it is anticipated that a quorum will be present at the meeting.

Required Vote

The Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Fund means the vote at a duly called meeting: (1) of 67% or more of the voting securities of the Trust or Fund, as applicable, that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, whichever is less. Votes may be cast in person or by proxy for all proposals. Shares held by shareholders present in person or represented by proxy at the meeting (including PLIC and PL&A) will be counted for calculating the votes cast on any proposal before the meeting.

Abstentions

Abstentions will be counted as present for purposes of determining whether a quorum is present at the Meeting, and assuming a quorum is present, will have the same effect as an instruction to vote “AGAINST” the Proposal.

Where can you obtain recent shareholder reports?

The Trust’s annual report for the fiscal year ended December 31, 2015 and its semi-annual report for the period ended June 30, 2016, were previously sent to shareholders and are available on line at www.PacificLife.com/ PacificSelectFund.htm. A copy of the reports are available upon request without charge by contacting the Trust by:

Regular mail:	Pacific Select Fund, P.O. Box 9000, Newport Beach, CA 92660

Express mail:	Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660

Telephone:	Pacific Life Insurance Company Annuity Variable Contract Owners: 1-800-722-4448
Pacific Life Insurance Company Life Insurance Policy Owners: 1-800-347-7787
PL&A Annuity Variable Contract Owners: 1-800-748-6907
PL&A Life Insurance Policy Owners: 1-888-595-6997

How can a shareholder submit a proposal?

The Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law or if otherwise deemed advisable by the Fund’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Who are the Trust’s key service providers?

Investment Adviser

Pacific Life Fund Advisors LLC serves as investment adviser to the Trust. The Adviser is a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. The Adviser is located at 700 Newport Center Drive, Newport Beach, California 92660.

Principal Underwriter

Pacific Select Distributors, LLC serves as principal underwriter and distributor of the Trust (the “Distributor”). The Distributor is a Delaware limited liability company and a wholly-owned subsidiary of PLIC. The Distributor is located at 700 Newport Center Drive, Newport Beach, CA 92660.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

TECHNOLOGY PORTFOLIO

OF THE PACIFIC SELECT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 28, 2016

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“PLIC”) and funded by separate accounts (“Separate Accounts”) of PLIC and Pacific Life & Annuity Company (“PL&A”), hereby instructs PLIC and PL&A, on behalf of their respective pertinent Separate Accounts, to:

(1) Vote the shares of the Technology Portfolio of the Pacific Select Fund (the “Trust”) attributable to his or her variable contract at the special meeting of shareholders (the “Meeting”) of the Trust to be held at 8:30 a.m. Pacific Time, on October 28, 2016 at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement for the Meeting; and

(2) Vote upon such other matters as may properly come before the Meeting or any adjournment thereof in discretion of PLIC and PL&A.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice regarding the availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 28, 2016. The proxy statement for this meeting is available at proxyonline.com/docs/technologyportfolio2016.pdf

If you vote on the Internet or by telephone, you need not return this voting instruction.

Voting instructions completed by mail must be sent to the address shown on the postage paid envelope provided.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 6 A.M. EASTERN TIME ON OCTOBER 28, 2016

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.	PROXY CARD

The signer(s) acknowledges receipt of the proxy statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

The Board of Trustees unanimously recommends a vote FOR the proposal.

This proxy is solicited on behalf of the Pacific Select Fund’s Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If this voting instruction proxy card is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by PLIC and/or PL&A, as applicable, on behalf of the pertinent Separate Account in the same proportion as it votes shares held by the Separate Account for which it has received voting instructions, if other votes are received for that Separate Account. If no other votes are received for a Separate Account, your votes will be cast by PLIC and/or PL&A, as applicable, in the same proportion as other votes cast by all of its respective Separate Accounts in the aggregate. Abstentions have the same effect as an instruction to vote “AGAINST” the Proposal.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To change the classification of the Technology Portfolio from a “diversified” company to a “non-diversified” company.	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]